Exhibit 10.9

August 14, 2024

Thoughtful Media Group Inc.

7 Sumerpoint Building, 3rd Floor, Room No. 301-302 Soi Sukhumvit 69 (Saleenimit)

Prakanong Nua Sub-district Wattana District

Bangkok City, Thailand

Email: ray@thesocietypass.com

Re: Amendment to Securities Purchase Agreement and Convertible Notes

Ladies and Gentlemen:

Reference is hereby made to that (i) certain Securities Purchase Agreement dated as of July 17, 2024 (the "SPA"), by and among Thoughtful Media Group Inc., a Nevada corporation (the "Issuer") and the undersigned investors (collectively, each a "Purchaser" and collectively, the "Purchasers"), and (ii) those certain unsecured promissory notes, in the form attached thereto as Exhibit A (the "Notes") to be issued to the Purchasers at Closing. This letter amendment is referred to herein as this "Amendment". Capitalized terms used but not defined herein shall have the meanings set forth in the SPA and the Notes.

This Amendment shall be effective upon the execution and delivery of this Amendment by the Issuer and the Purchasers (such time, the "Effective Time").

1. Amendment to the Notes.

With respect to each Note issued by the Issuer to the Purchasers under the SPA and currently outstanding and each Note issuable by the Issuer to the Holders under the SPA (collectively, the "Notes"), the Holders and the Issuer hereby agree that, effective as of the Effective Time:

a. the definition "Closing Date" in the SPA shall be amended and restated to read in its entirety as follows:

"Closing Date" means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser's obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities to be issued and sold, in each case, have been satisfied or waived, but in no event later than (i) the second Trading Day following the date hereof, or (ii) the date when the Company's registration statement on Form S-1 in connection with its IPO becomes effective.

b. section 4(b) of the Notes shall be amended and restated to read in its entirety as follows:

"(b) Mandatory Conversion. This Note shall convert into Conversion Shares at the Conversion Price upon the effectiveness of the Company's registration statement on Fonn S-1 in connection with an initial public offering by the Company that results in a listing of the Company's Common Stock on a national securities exchange (the "IPO") before the Maturity Date."

2. Miscellaneous.

a. The provisions of this Amendment shall become effective at the Effective Time.

b. Except as otherwise expressly provided herein, nothing contained herein shall constitute or be deemed to be a waiver or amendment of, or consent to any departure from any other term or provision in the SPA, each of which shall continue unmodified and in full force and effect, nor shall the foregoing consent and amendment constitute a course of dealing among the parties. Except as specifically set forth herein, the each of the Purchasers reserve all of their rights and remedies under the SPA.

c. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

- Remainder of page intentionally blank; signature pages follow -

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers on the date first written above.

THOUGHTFUL MEDIA GROP INC.

By:/s/ Ray Liang

Name: Ray Liang

Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers on the date first written above.

PURCHASER:

By: /s/ Yusi Zheng

Name: Grits Securities Limited

Title: Director

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